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     Exhibit 23.1  Consent of Independent Accountants

                   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-13095) of Kyzen Corporation of our report dated January 22, 1999 relating to the financial statements, which appears in this Form 10-KSB/A.

                   /s/ PricewaterhouseCoopers LLP

                   PricewaterhouseCoopers LLP
                   Nashville, TN
                   May 27, 1999